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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement on Form S-1 of InfoSpace, Inc. (formerly InfoSpace.com, Inc.) of our report dated May 10, 2000 (relating to the financial statements of Saraide, Inc. presented separately herein), appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
August 8, 2000